SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                 ___________________

                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (date of
          earliest event reported):                         May 2, 1997


                         JERSEY CENTRAL POWER & LIGHT COMPANY
                  (Exact name of registrant as specified in charter)


             New Jersey              1-3141              21-0485010
          (State or other          (Commission         (IRS employer
           jurisdiction of         file number)        identification no.)
           incorporation)




                  2800 Pottsville Pike, Reading, Pennsylvania 19605
          (Address of principal executive offices)           (Zip Code)




          Registrant's telephone number, including area code:(610) 929-3601





          ITEM 5.   OTHER EVENTS.

                    On  May 2, 1997, GPU,  Inc. ("GPU")   announced that in

          response  to  inquiries from  parties  expressing  interest in  a possible purchase of the Oyster Creek Nuclear Generating Station,

          GPU would  consider  the possibility  of selling  the Three  Mile

          Island Nuclear Generating Station as well.

                    GPU has previously announced  that it was exploring the

          options of either  selling or retiring the Oyster  Creek Station,

          possibly as early as  2000, instead of continuing to  operate the plant until the  end of its  licensed life in  2009. GPU is  not,

          however, considering an early retirement of Three Mile Island due to its lower operating costs.

                    Oyster Creek  is owned  by the Corporation.  Three Mile

          Island  is  owned  by  the Corporation  (25  percent  ownership),

          Metropolitan  Edison   Company  (50  percent)   and  Pennsylvania

          Electric Company (25 percent). All are subsidiaries of GPU.

                    A copy of GPU s  related news release is annexed  as an

          exhibit.



          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                    (c) Exhibits.

                         1.   News Release, dated May 2, 1997.





                                      SIGNATURE

                    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE

          ACT  OF 1934, THE  REGISTRANT HAS DULY  CAUSED THIS  REPORT TO BE

          SIGNED  ON   ITS  BEHALF   BY  THE  UNDERSIGNED   THEREUNTO  DULY

          AUTHORIZED.


                                   JERSEY CENTRAL POWER & LIGHT COMPANY




                                   By: /s/ T. G. Howson
                                        Terrance G. Howson
                                        Vice President and Treasurer


          Date: May 7, 1997